1
KeyBanc Basic Materials &
Packaging Conference

September 11, 2008
Exhibit 99.1

Olin Representatives
John E. Fischer
 Vice President & Chief Financial Officer
John L. McIntosh
 Vice President & President, Chlor Alkali Products
Larry P. Kromidas
 Assistant Treasurer & Director, Investor Relations
 lpkromidas@olin.com
 (618) 258 - 3206

Investment Rationale
• Strong outlook based on:
 – Historically high ECU prices
 – Benefits from the Pioneer acquisition
 – Increasing profitability from Winchester
• Strong balance sheet with no debt maturities until
 2011
• Substantial cash flow supports 81+ year continuous
 common dividend with above average yield

Olin Vision
To be a leading Basic Materials company delivering
attractive, sustainable shareholder returns
 • Being low cost, high quality producer, and #1 or
 #2 supplier in the markets we serve
 • Providing excellent customer service and
 advanced technological solutions
 • Generating returns above the cost of capital over
 the economic cycle

Total Return to Shareholders in Top Third of S&P Mid Cap 400
Return on Capital Employed Over Cost of Capital Through the Cycle
Olin Corporation Goal: Superior Shareholder Returns
Olin Corporate Strategy
1. Build on current leadership positions in Chlor-Alkali
 and Ammunition
 • Improve operating efficiency and profitability
 • Integrate downstream selectively
2. Allocate resources to the businesses that can create the
 most value
3. Manage financial resources to satisfy legacy liabilities

Impact of Strategic Actions
“The New Olin”
• Improved profitability
• Improved product mix with increased value-added
 bleach and greater geographic diversity
• Stronger balance sheet with reduced working capital
 investment and volatility
• $30 million per year lower legacy costs

Olin’s Chlor Alkali Strategy
• Be the preferred supplier to chlor alkali customers in
 addition to being the low cost producer
• Goal is to increase the value of the Chlor Alkali
 Division to Olin through:
 – Optimizing capacity utilization
 – Higher margin downstream products
 – Cost reduction and financial discipline

Chlor-alkali ECU Production

1.8 Tons Salt
0.5 Tons Water
2.8 MWh Electricity

	Tons
Chlorine (CL)	1.00
Caustic Soda (NaOH)	1.13
Hydrogen (H)	0.03

ECU = Electrochemical Unit; a unit of measure reflecting the chlor-alkali process outputs of
1 ton of chlorine, 1.13 tons of 100% caustic soda and 0.3 tons of hydrogen.
2
2

Pioneer Acquisition
• Synergistic, bolt-on acquisition that enhances our
 chlor-alkali franchise
 – Immediately accretive to earnings and cash flow that
 remains highly accretive throughout the cycle
 – Improves profitability through synergies and capacity
 optimization
 – Provides platform for value-added growth
 • #1 supplier of industrial bleach in North America
 • St. Gabriel, LA conversion and expansion

Synergies & Cost Reductions
• Approximately $10 million of synergies realized in Q2
• Original synergy forecast increased from $35 million
 annual rate to more than $40 million; about 10% of
 purchase price
• Synergies of $8 to $10 million annually expected to be
 realized from the Q2 Dalhousie, NB plant closing
• St. Gabriel, LA expansion/conversion expected to reduce
 annual energy costs by approximately $25 million and
 brine costs by approximately $5 million

North American Chlorine Capacities
Chlorine Capacity (000 short tons)
5,000
4,000
3,000
2,000
1,000
4,291
3,388
1,955
1,852
810
544
470
429
330
204
160
635
Dow
Oxy
Olin
PPG
Bayer
Shintech
Various
Diaphragm
Membrane
Mercury
Salt-to-Bleach
Other

Pioneer Acquisition moves Olin up to #3 Producer and…
Source: CMAI/Olin
Includes St. Gabriel conversion/expansion, Sunbelt joint venture and Dalhousie shutdown.
Presumes Shintech startup during 2008. Oxy includes OxyVinyls.
Chlorine Capacities

…
Enhances Olin
’
s Operational and Geographical Platform
39
Pioneer Chlorine Plants
Pioneer Bleach Plants
Source: /Olin
Tacoma, WA
Tracy, CA
Santa Fe Springs, CA
Henderson, NV
St. Gabriel, LA
McIntosh, AL
Augusta, GA
Charleston, TN
Niagara Falls, NY
Becancour
, Quebec
Olin Chlorine & Bleach Plants
1,955
Total
108
Augusta, GA
152
Henderson, NV
160
McIntosh, AL (50%
Sunbelt)
246
St. Gabriel, LA
(2)
248
Charleston, TN
286
Niagara Falls, NY
340
Becancour
, Quebec
(1)
415
McIntosh, AL
1,955
Total
108
Augusta, GA
152
Henderson, NV
160
Sunbelt)
246
St. Gabriel, LA
(2)
248
Charleston, TN
286
Niagara Falls, NY
340
Becancour
, Quebec
(1)
415
Chlorine Capacity
(
-
000 Short Tons)
Location
(1)
Pioneer
’
s
Becancour
Plant has 275,000 short tons
diaphragm and 65,000 short tons membrane capacity
(2)
Pioneer
’
s St. Gabriel plant includes the announced
49,000 short tons capacity expansion and conversion to
membrane cell
Plant Locations

• Industry pricing environment has improved through:
 – Net capacity reductions of about 12% since 2000
 – Higher natural gas prices have increased competitor
 manufacturing costs by $25 to $30 an ECU for every
 $1 increase in natural gas (the Olin system exposure to
 natural gas is less than 25%)
 – Weaker U.S. dollar and higher transportation costs
 have significantly reduced caustic imports
 – A $10 ECU change equals a $17 million change in
 pretax income at full operating capacity, all other items
 being unchanged, or $0.15/share at a 35% tax rate
 * ECU Netback = ECU price - freight +/- customer premiums/discounts
ECU Netback* Environment

Olin ECU Netback Outlook
• 1st half caustic price announcements totaling $490-495
 per ECU are supported by tight caustic supply, expected
 to be realized in Q3, Q4 and into 2009
• 3rd quarter caustic price announcement of $130 is
 expected to be realized in Q4 and Q1’09
• Higher ECU netbacks are driven by caustic pricing
 offsetting lower chlorine prices and higher freight costs:
   2006 2007 2008 2008 Caustic Price
   Netback Netback Netback Announcements
 Q1  $590 $500  $580   $ 80
 Q2  $560 $510  $590  $410 - $415
 Q3  $540 $540     $130
 Q4 $520 $555

Capacity Rationalization: 2000-2012
Source: Olin Data
Technology Key: DIA=Diaphragm, HG=Mercury, MB=Membrane, STB=Salt-to-Bleach.
Chlor Alkali Capacity Reductions
Chlor Alkali Capacity Expansions
Company	Location	Tech	ECU
COMPLETED
Dow	Ft. Saskatchewan	DIA	526,000
Dow	Plaquemine, LA	DIA	375,000
Formosa Plastics	Baton Rouge, LA	DIA	201,000
La Roche	Gramercy, LA	DIA	198,000
Oxy Vinyls LP	Deer Park, TX	DIA/HG	395,000
Georgia Pacific	(3 locations)	DIA/HG	24,000
Pioneer	Tacoma, WA	DIA/MB	214,000
Atofina	Portland, OR	DIA/MB	187,000
St. Anne Chem	Nackawic, NB	MB	10,000
PPG	Lake Charles, LA	HG	280,000
Oxy (KOH)	Taft, LA	HG	210,000
OXY	Delaware City, DE	HG	145,000
Olin (KOH)	Charleston, TN	HG	110,000
Holtra Chem	Orrington, ME	HG	80,000
Holtra Chem	Acme, NC	HG	66,000
Mexichem	Santa Clara, Mex	HG	40,000
Cedar Chem	Vicksburg, MS	HG	40,000
Olin	Dalhousie, NB	HG	36,000
ANNOUNCED
Dow	Freeport, TX	DIA	2,675,000
Olin	St. Gabriel, LA	HG	197,000
Canexus	North Vancouver, BC	DIA	145,000
ERCO	Port Edwards, WI	HG	80,000
Reductions			6,234,000
Reductions (6,234,000)
Expansions 5,121,000
Net Reduction (1,113,000)
Company	Location	Tech	ECU
COMPLETED
Dow	Freeport, TX	MB	500,000
PPG	Lake Charles, LA	MB	280,000
Oxy	Geismer, LA	MB	210,000
Equachlor	Longview, WA	MB	88,000
Westlake	Calvert City, KY	MB	80,000
SunBelt	McIntosh, AL	MB	70,000
Mexichem	Santa Clara, Mex	MB	45,000
Oxy	Various Sites	MB	22,000
AV Nackawic	Nackawic, NB	MB	10,000
Kuehne	Delaware City, DE	STB	40,000
Trinity	Hamlet, NC	STB	40,000
Odyssey	Tampa, FL	STB	30,000
BleachTech	Seville, OH	STB	20,000
ANNOUNCED
Dow[1]	Freeport, TX	MB	2,225,000
Shintech	Plaquemine, LA	MB	330,000
Shintech	Plaquemine, LA	MB	240,000
Westlake	Geismar, LA	MB	250,000
Olin	St. Gabriel	MB	246,000
Canexus	North Vancouver, BC	MB	180,000
ERCO	Port Edwards, WI	MB	80,000
Allied Universal	Fort Pierce, FL	STB	40,000
BleachTech	St. Petersburg, VA	STB	40,000
K2 Pure	Los Angeles, CA	STB	55,000
Expansions			5,121,000
Annual caustic demand growth: 0.8% or 110,000 Tons/Year
1 Dow’s supply agreement renewal with Shintech is expected to eliminate Shintech’s plans for a Chocolate Bayou plant.

Why Industrial Bleach
• Olin is the leading bleach producer with a current
 capacity of 250 million gallons, or 160,000 equivalent
 ECUs, in a 1 billion gallon market
• Bleach commands a $100 to $200 price premium over
 ECU selling prices
• Utilizes both chlorine and caustic soda
• Regional nature of bleach business benefits Olin’s
 geographic diversity
• Platform for future growth in fastest growing segment

Products
End Uses
Winchester ® sporting ammunition -- shot- shell, small caliber centerfire & rimfire ammunition	Hunters & recreational shooters, law enforcement agencies
Small caliber military ammunition	Infantry and mounted weapons
Industrial products -- 8 gauge loads & powder- actuated tool loads	Maintenance applications in power & concrete industries, powder-actuated tools in construction industry
Winchester Products

Winchester’s Strategy
• Leverage existing strengths
 – Seek new opportunities to leverage the
 legendary Winchester® brand name
 – Investments that maintain Winchester as the
 retail brand of choice, and lower costs
• Focus on product line growth
 – Continue to develop new product offerings
• Provide returns in excess of Cost of Capital

Winchester
• Twelve price increases announced since beginning of
 2004 to offset higher metal prices
• Other U.S. manufacturers, including Remington and
 ATK, have implemented similar price increases
• Continued expansion of military and law enforcement
 business now accounts for 25 - 30% of total revenue:
 – Military awards of approximately $100 million in 2007
 – FBI awards of $54 million each in 2007 and 2008
 – 3rd and 4th deliveries of Second Source contract secured
 totaling approximately $60 million

Financial Highlights
• Strong Balance Sheet
 – Gross Debt / EBITDA is less than 1x
 – Ample liquidity with multi-year lines of credit
 totaling $350 million and cash of $207 million
 – Pension plan now over-funded
• Strong Profit Outlook
 – ECU price trend is favorable due to strength of caustic
 soda
 – Winchester performance continues to improve
 – Significant reduction in legacy costs

• Strong outlook based on:
 – Historically high ECU prices
 – Benefits from the Pioneer acquisition
 – Increasing profitability from Winchester
• Strong balance sheet with no debt maturities until
 2011
• Substantial cash flow supports 81+ year continuous
 common dividend with above average yield
Investment Rationale

Forward-Looking Statements
 This presentation contains estimates of future
 performance, which are forward-looking
 statements and actual results could differ
 materially from those anticipated in the forward-
 looking statements. Some of the factors that
 could cause actual results to differ are described
 in the business and outlook sections of Olin’s
 Form 10-K for the year ended December 31, 2007
 and in Olin’s Second Quarter 2008 Earnings
 Release. These reports are filed with the U.S.
 Securities and Exchange Commission.

1892 founded in East Alton, IL providing
blasting powder to Midwestern coal mines
1898 formed Westerner Cartridge Co to
manufacture small arms ammunition
1931 acquires Winchester Repeating Arms
1940s & 1950s acquires cellophane, paper,
lumber & powder-actuated tools businesses
1892 founded in Saltville, VA to produce
soda ash.
1896 builds first chlor-alkali plant in US
1909 introduces first commercial
production of liquefied chlorine
1940s & 1950s builds plants in Lake
Charles, LA & McIntosh, AL, buys Squibb
1954 Merger creates the Olin Mathieson Chemical Corporation
1950s & 1960 entered into phosphates, aluminum, urethanes, TDI, skis, camping equipment, homebuilding and expanded paper and forestry businesses
1970s to 2000 consolidation back to core businesses, spin-offs included forest products (Olinkraft), military ordinance (Primex) and specialty chemicals
(Arch) and sold aluminum, TDI, urethanes and Squibb businesses
2007 acquired Pioneer and sold the Metals business, resulting in a company similar in businesses to that which existed in the late 1890s
 Olin Industries   Mathieson Chemical Corp.
Appendix

Canexus
1.0%
Iquisa
1.1%
ERCO
0.9%
Westlake
1.3%
Shintech
2.2%
All Others
2.7%
Mexichem
2.5%
Bayer
2.8%
Dow
28.2%
Georgia Gulf
3.1%
Formosa
5.3%
PPG
12.2%
Oxy
22.5%
Olin[1]
14.0%

(1) Olin production capacity includes Sunbelt & other joint ventures. Source: CMAI - May, 2008
North American ECU Capacity

Distribution & Other
14%
Water Treatment
6%
Pulp & Paper
1%
Inorganics
6%
Chlorinated
Intermediates
8%
Organics
28%
Vinyls
37%

Source: CMAI, 2008
“Organics” includes: MDI, TDI, polycarbonates, monosodium glutamate, and more.
“Inorganics” includes: titanium dioxide (TiO2), sodium silicates, sodium cyanide, and more.
North American Chlorine
Demand by End Use

Others
9%
Pulp & Paper
24%
Water Treatment
3%
Inorganics
24%
Alumina
3%
Detergents & Textiles
11%
Organics
26%

Source: CMAI, 2008
“Organics” includes: MDI, TDI, polycarbonates, monosodium glutamate, and more.
“Inorganics” includes: titanium dioxide (TiO2), sodium silicates, sodium cyanide, and more.
North American Caustic Soda
Demand by End Use